UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2015
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Travelzoo Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Travelzoo Inc. (the “Company”) today announced the appointment of Holger Bartel as global chief executive officer (CEO) and the appointment of Vivian Hong as president, Asia Pacific effective January 1, 2016, and the appointment of Mike Stitt as president, North America effective October 1, 2015. The company's current CEO, Chris Loughlin, will leave on December 31, 2015 at his own request to pursue other opportunities.
Holger Bartel, 48, who is the chairman of Travelzoo's board of directors since 2010, was CEO from 2008 to 2010. He is the brother of founder Ralph Bartel.
Mike Stitt, 35, joined Travelzoo in 2004. Most recently, Mr. Stitt oversaw Travelzoo's local and entertainment categories and publishing and product planning in North America.
Vivian Hong, 42, joined Travelzoo Asia Pacific in 2011. She currently oversees Travelzoo in China, Hong Kong and Taiwan.
On September 28, 2015, upon the recommendation of the Compensation Committee and unanimous approval by the independent directors of the Audit Committee, the Company entered into an Employment Agreement and Option Agreement with Mr. Bartel with a stated term commencing on January 1, 2016. Under Mr. Bartel’s Employment Agreement and Option Agreement, Mr. Bartel will receive an annual salary in the amount of one-dollar ($1) in cash compensation and equity compensation of 400,000 stock options to vest quarterly during the period from January 1, 2016 to December 31, 2017, in accordance with the terms of the Option Agreement. Mr. Bartel will continue to receive his existing board fees.
The information set forth above relating to the Employment and Option Agreements of Mr. Bartel is qualified in its entirety by reference to the full text of the Agreements, which are filed as exhibits to this report and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC.

Date:	October 1, 2015	By:	/s/ Glen Ceremony
Glen Ceremony Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.23	Employment Agreement between Travelzoo Inc. and Holger Bartel.
10.24	Option Agreement between Travelzoo Inc. and Holger Bartel.
99.1	Press release dated October 1, 2015.